UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

CASCADIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Items 5.07 and 8.01 are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of Cascadian Therapeutics, Inc. (the “Company”) was held on November 18, 2016. The following is a brief description of each matter voted upon at the Special Meeting and the final number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

(1) Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Company’s board of directors before December 31, 2016 without further approval or authorization of the Company’s stockholders:

For	Against	Abstain	Broker Non-votes
98,764,829	11,422,140	787,613	0

Pursuant to the foregoing votes, this matter was approved.

(2) Approval of an amendment to the Company’s Certificate of Incorporation to decrease the Company’s authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio:

For	Against	Abstain	Broker Non-votes
98,811,535	11,168,339	994,708	0

Pursuant to the foregoing votes, this matter was approved.

Item 8.01	Other Events.

Following the Special Meeting, the Company’s board of directors approved a reverse stock split ratio of 1-for-6 and a resulting reduction in the Company’s authorized shares of common stock from 200,000,000 to 66,666,667 shares. On November 23, 2016, the Company filed a Certificate of Amendment to its Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1, to effect the reverse stock split and reduction in authorized common stock, effective as of 12:01 a.m. on November 29, 2016.

Upon the effectiveness of the reverse stock split on November 29, 2016, every six shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock. The reverse stock split will not affect any stockholder’s ownership percentage of the Company’s common stock.

At the market open on November 29, 2016, the Company’s common stock will continue to trade on The Nasdaq Global Market under the symbol “CASC,” but will be assigned a new CUSIP number (14740B 606) and will trade on a split-adjusted basis.

On November 23, 2016, the Company issued a press release announcing the foregoing. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Press Release issued by Cascadian Therapeutics, Inc. dated November 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADIAN THERAPEUTICS, INC.

By:	/s/ Julia M. Eastland
Julia M. Eastland
Chief Financial Officer

Date: November 23, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Press Release issued by Cascadian Therapeutics, Inc. dated November 23, 2016

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